THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 13, 2002

                                   ----------

      To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.    To elect four Directors.

      2.    To   ratify   the   selection   by  the   Board  of   Directors   of
            PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002.

      3. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 10, 2002 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                             By Order of the Board of Directors

                                             Robert R. Gambee
                                             Chief Operating Officer
                                             and Secretary

Dated: May 14, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 13, 2002

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors (Proposal 1) and FOR the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2). A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 10, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 28,155,543 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 14, 2002.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 2002, for ratification by the stockholders at the Meeting (Proposal 2).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 2002 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Three Class II nominees and one Class I nominee are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

      The following table shows certain information about the nominees for election as Directors and Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, and Mr. Zuhlsdorff, who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995 and June 20, 1997, respectively.

Nominees Proposed for Election:

--------------------------------------------------------------------------------
                               Class II Directors
         (Term will Expire in 2002; Nominees for Term Expiring in 2005)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------

                                                       Non-Interested Directors

John H. Cannon,    Director         Since 1990.     Consultant (since 2002).          1         None.                     1,112
60                                                  Vice President and
                                                    Treasurer of Footlocker
                                                    Inc. (over five years
                                                    until 2001).

Peter Zuhlsdorff,  Director         Since 1997.     Managing Director of              1         Chairman of the           None.
62                                                  Tenglemann                                  Supervisory Board
                                                    Unternehmensgruppe                          of GfK AG, TV
                                                    (since 1998), Deutsche                      Loonland AG and
                                                    Industrie Holding (holding                  Escada AG; Member
                                                    company) (since 1997), and                  of the Supervisory
                                                    PZ Sportpark GmbH (since                    Board of Merck
                                                    1996).                                      KGaA, Deutz AG,
                                                                                                Kaisers Kaffee AG,
                                                                                                and Quelle AG.

--------------------------------------------------------------------------------
                               Class II Directors
         (Term will Expire in 2002; Nominees for Term Expiring in 2005)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------


                                                       Interested Directors(4)

John Bult, 66      Director         Since 1990.     Chairman of PaineWebber           3         Director of the           2,713
                                                    International (financial                    Germany Fund, Inc.
                                                    services) (since 1985).                     and the Central
                                                                                                European Equity Fund,
                                                                                                Inc.(5); Director of
                                                                                                The France Growth
                                                                                                Fund, Inc. and The
                                                                                                Greater China Fund,
                                                                                                Inc.

--------------------------------------------------------------------------------
                                Class I Director
             (Nominee as Class I Director for Term Expiring in 2004)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------


                                                       Non-Interested Director

Robert H.          Director         Since 1992.     President, Robert H.              13        Director of the           5,127
Wadsworth, 62(6)                                    Wadsworth Associates, Inc.                  Germany Fund, Inc.
                                                    (consulting firm) (since                    and the Central
                                                    1982); President and                        European Equity
                                                    Trustee, Trust for                          Fund, Inc.(5)
                                                    Investment Managers
                                                    (registered investment
                                                    company) (since 1999);
                                                    Formerly President,
                                                    Investment Company
                                                    Administration, L.L.C.
                                                    (1992-July 2001) and
                                                    President, Treasurer and
                                                    Director, First Fund
                                                    Distributors, Inc.
                                                    (1990- January 2002); Vice
                                                    President, Professionally
                                                    Managed Portfolios
                                                    (1992-2002) and Advisors
                                                    Series Trust (1997-2002)
                                                    (registered investment
                                                    companies); President,
                                                    Guinness Flight Investment
                                                    Funds, Inc. (registered
                                                    investment companies)
                                                    (1994-1998).

Directors whose term will continue:
--------------------------------------------------------------------------------
                                Class I Directors
                           (Term will Expire in 2004)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------


                                                       Non-Interested Director

Richard Karl       Director         Since 1990.     Consultant (since 2001).          1         None.                     8,243
Goeltz, 59                                          Vice Chairman and Chief
                                                    Financial Officer of
                                                    American Express Co.
                                                    (1996-2000); Group Chief
                                                    Financial Officer and
                                                    Member of the Board of
                                                    Directors of National
                                                    Westminster Bank Plc.
                                                    (1992-1996).

--------------------------------------------------------------------------------
                               Class I Directors
                           (Term will Expire in 2004)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------

                                                       Interested Director(4)

Christian H.       Chairman and     Since 1990.     Director of DWS                   3         Director of the           None.
Strenger, 58       Director                         Investment GmbH                             Germany Fund, Inc.
                                                    (investment management)                     and the Central
                                                    (since 1999). Managing                      European Equity Fund,
                                                    Director of DWS - Deutsche                  Inc.(5);Member of
                                                    Gesellschaft fuer                           the Supervisory
                                                    Wertpapiersparen mbH                        Boards of Fraport
                                                    (1991-1999). Chairman of                    AG and Metro AG.
                                                    Deutsche Fund Management,
                                                    Inc. (1997-2000).

--------------------------------------------------------------------------------
                              Class III Directors
                           (Term will Expire in 2003)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                 Portfolios
                                                                                  in Fund            Other
                                                                                 Complex(2)       Directorships         Shares of
                                                         Principal                Overseen          Held by           Common Stock
  Name,                           Term of Office        Occupation(s)            by Director        Director          Beneficially
Address(1)         Position(s)     and Length of         During Past             or Nominee        or Nominee           Owned at
  & Age             with Fund      Time Served           Five Years             for Director       for Director      May 10, 2002(3)
----------         -----------    --------------        -------------           ------------     ---------------     ---------------


                                                       Non-Interested Directors

Ernst-Ulrich Matz, Director         Since 1995.     Consultant. Vice                  1         Member of the District    None.
68(7)                                               Chairman of the                             Advisory Board of
                                                    Supervisory Boards of                       Gerling-Konzern.
                                                    Bopp & Reuther AG                           Chairman of the
                                                    (until 2001). Chief                         Rumanian Group in the
                                                    Financial Officer and                       German East-West Trade
                                                    member of the Board of                      Committee. Member of
                                                    directors of IKWA                           Advisory Council of
                                                    Aktiengesellschaft                          Peters Associates AG.
                                                    (1978 until 2000).
                                                    Member of the
                                                    Supervisory Boards of
                                                    Ex-Cell-O AG (until
                                                    2001), ARO SA (until
                                                    2000).

Dr. Frank Tromel,  Director         Since 1990.     Deputy Chairman of the            1         None.                     None.
66(8)                                               Supervisory Board of
                                                    DELTON AG (diversified
                                                    industrial holding)
                                                    (since 2000). Member
                                                    (since 2000) and
                                                    Vice-President (since
                                                    2002) of the German
                                                    Accounting Standards
                                                    Board; Chairman of the
                                                    Board of Managing
                                                    Directors of DELTON AG
                                                    (1990-1999). Chairman
                                                    of the Board of
                                                    Managing Directors of
                                                    ATLANTA AG
                                                    (1987-1990). Member of
                                                    the Board of ATLANTA
                                                    AG (1977-1987).

                                                       Interested Director(4)

Dr. Franz Wilhelm  Director         Since 1993.     Member of the Boards              1         Chairman of the           None.
Hopp, 59                                            of Management of                            Supervisory Boards of
                                                    ERGO Versicherungsgruppe                    VORSORGE
                                                    AG, ERGO Europa                             Lebensversicherung AG
                                                    Beteiligungsgesellschaft                    and Mediastream AG;
                                                    AG and ERGO International                   Member of the
                                                    AG (insurance) (over five                   Supervisory Boards of
                                                    years); Former Member of                    MEAG Munich ERGO
                                                    the Boards of Management of                 Kapitalanlage-gesellschaft
                                                    VICTORIA Holding, VICTORIA                  mbH, FSB
                                                    Lebensversicherung AG,                      Fonds Service Bank GmbH,
                                                    VICTORIA Versicherung AG,                   VICTORIA Pensionskasse
                                                    VICTORIA International,                     AG, Internationales
                                                    VICTORIA Ruckversicherung                   Immobilieninstitute
                                                    AG and D.A.S.                               GmbH, TMW Immobilien
                                                    Versicherungs-AG.                           AG, Bankhaus Ellwanger
                                                                                                & Geiger and Jenoptik
                                                                                                AG.

--------------------------------------------------------------------------------
                             Executive Officers(9)
--------------------------------------------------------------------------------

                                             Term of Office                                                   Shares of Common
Name, Address(1)         Position(s)          and Length of           Principal Occupation(s)                Stock Beneficially
    & Age                 with Fund            Time Served            During Past Five Years             Owned at   May 10, 2002(3)
----------------         -----------         ---------------          -----------------------            --------------------------
Richard T. Hale,       President and          Year to year            Trustee and/or President of           None.
56(10)                 Chief Executive        since 2001.             each of the investment
                       Officer                                        companies advised by
                                                                      Deutsche Asset Management,
                                                                      Inc. or its affiliates;
                                                                      Managing Director, Deutsche
                                                                      Asset Management; Managing
                                                                      Director, Deutsche Bank
                                                                      Securities Inc.; Director
                                                                      and President, Investment
                                                                      Company Capital Corp.

Hanspeter Ackermann,   Chief Investment       Year to year            President of Deutsche Bank            None.
45(10)                 Officer                since 1996.             Investment Management Inc.,
                                                                      Managing Director of
                                                                      Deutsche Bank Securities
                                                                      Inc., Managing Director and
                                                                      Senior International Equity
                                                                      Portfolio Manager of
                                                                      Bankers Trust Co., CIO of
                                                                      The Germany Fund, Inc. and
                                                                      The New Germany Fund, Inc.;
                                                                      President and Managing
                                                                      Partner of Eiger Asset
                                                                      Management (1993-1996),
                                                                      Managing Director and CIO
                                                                      of SBC Portfolio Management
                                                                      International (1983-1993).

Robert R. Gambee,      Chief Operating        Year to year            Director (since 1992),                1,365
59(10)                 Officer and Secretary  since 1990.             First Vice President
                                                                      (1987-1991) and Vice
                                                                      President (1978-1986) of
                                                                      Deutsche Bank Securities
                                                                      Inc., Director of Deutsche
                                                                      Bank AG, Director, Bankers
                                                                      Trust Co., Secretary of
                                                                      Flag Investors of Flag
                                                                      Investors Funds, Inc., and
                                                                      Deutsche Bank Investment
                                                                      Management, Inc.
                                                                      (1997-2000).

Joseph Cheung,         Chief Financial        Year to year            Vice President (since                 None.
43(10)                 Officer and            since 1997.             1996), Assistant Vice
                       Treasurer                                      President (1994-1996) and
                                                                      Associate (1991-1994) of
                                                                      Deutsche Bank Securities
                                                                      Inc.

--------
(1) Unless otherwise indicated the addresses of all directors and officers is c/o Deutsche Bank Securities, Inc., 31 W. 52nd Street, NY, NY 10019.

(2) Includes The Germany Fund, Inc. and the Central European Equity Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. It also includes the following open-end investment companies advised by Investment Capital Corp, an indirect wholly-owned subsidiary of Deutsche Bank AG : Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Bank Alex. Brown Cash Reserve Fund, Inc; Deutsche Flag Investors Communication Fund, Inc.; Deutsche Flag Investors Series Funds, Inc.; Deutsche Emerging Growth Fund, Inc.; Deutsche Short-Intermediate Income Fund, Inc.; Deutsche Flag Investors Value Builder Fund, Inc.; Deutsche Real Estate Securities Fund, Inc.; and Deutsche Flag Investors Equity Partners Fund, Inc. Further, it also includes Deutsche Asset Management VIT Funds, which is advised by Deutsche Asset Management, Inc.

(3) All Directors and Executive Officers as a group (13 persons) owned 18,560 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(4) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares. Dr. Hopp, previously listed as a non-interested Director, is an "interested" Director because of his ownership of Deutsche Bank shares for many years. Dr. Hopp has informed the Fund that he intends to dispose of these holdings.

(5) The Germany Fund, Inc. and The Central European Equity Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager.

(6) Currently, Mr. Wadsworth serves as Class II Director whose term will expire at the 2002 Annual Meeting and he is being nominated as a Class I Director for a term expiring in 2004.

(7) During the period from September 26, 2001 through April 4, 2002, Mr. Matz beneficially owned shares of Deutsche Bank AG valued at under $50,000 in a third party-managed discretionary account, and was thereby an interested person of the Fund during that period.

(8) Mr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(9) Each officer also serves as an officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

(10) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                       Aggregate Dollar Range of Equity
                                                                      Securities in All Funds Overseen by
                                            Dollar Range of Equity     Director or Nominee in Family of
      Name of Director or Nominee          Securities in the Fund(1)     Investment Companies(1),(2)
      --------------------------            ----------------------      -------------------------------
      John Bult                                $10,001 - $50,000              $50,001 - $100,000
      John H. Cannon                              $1-$10,000                      $1-$10,000
      Richard Karl Goeltz                      $10,001 - $50,000               $10,001 - $50,000
      Dr. Franz Wilhelm Hopp                         None.                           None.
      Ernst-Ulrich Matz                              None.                           None.
      Christian H. Strenger                          None.                    $50,001 - $100,000
      Dr. Frank Tromel                               None.                           None.
      Robert H. Wadsworth                      $10,001 - $50,000              $50,001 - $100,000
      Peter Zuhlsdorff                               None.                           None.

----------

(1)   Valuation date is May 10, 2002.

(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Goeltz and Wadsworth. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 2001. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Goeltz and Wadsworth. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year. The Board also has an Executive Committee and a Nominating Committee. During the past fiscal year, the Executive and Nominating Committees did not meet (the function of the latter having been served by the full Board in 2001). The members of the Executive Committee are Messrs. Cannon, Goeltz, Strenger and Wadsworth. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board. The members of the Nominating Committee are Messrs. Cannon, Goeltz, Tromel and Wadsworth. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws.

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds will be paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director will receive more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Deutsche Flag Investors Communication Fund, Inc., Deutsche Flag Investors Series Funds, Inc., Deutsche Emerging Growth Fund, Inc., Deutsche Short-Intermediate Income Fund, Inc., Deutsche Flag Investors Value Builder Fund, Inc., Deutsche Real Estate Securities Fund, Inc., Deutsche Flag Investors Equity Partners Fund, Inc., and Deutsche Asset Management VIT Funds, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 2001, and from the Fund and such other funds for the year ended December 31, 2001, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                 Aggregate Compensation      Total Compensation
      Name of Director                 From Fund              From Fund Complex
      ----------------           ----------------------      -------------------
John H. Cannon                          $13,500                   $ 13,500
Richard Karl Goeltz                      12,750                     12,750
Dr. Franz Wilhelm Hopp                   10,500                     10,500
Ernst-Ulrich Matz                        10,500                     10,500
Dr. Frank Tromel                         10,500                     10,500
Robert H. Wadsworth                      13,500                    104,500
Peter Zuhlsdorff                         10,500                     10,500
                                        -------                   --------
                  Total                 $81,750                   $172,750
                                        =======                   ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have appointed PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending December 31, 2002. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountant for the Fund since inception.

      Neither our Charter nor by-laws requires that the stockholders ratify the selection of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending December 31, 2002.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

Audit Fees

      The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2001 were $47,500.

Financial Information Systems Design and Implementation Fees

      PwC did not render any information technology services to the Fund, DBSI or DeAM during the fiscal year ended December 31, 2001.

All Other Fees

      The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were $11,733. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended December 31, 2001 were $1,959,750. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended December 31, 2001 were approximately $5,091,880.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Board of Directors has determined that all members of the Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this proxy statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent accountants. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the accountants' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal control and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2001.

Submitted by the Audit Committee
of the Fund's Board of Directors

John H. Cannon
Richard Karl Goeltz
Robert H. Wadsworth

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 10, 2002 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                                              Amount and            Percent of
         Name and Address                      Nature of            Outstanding
       of Beneficial Owner                Beneficial Ownership      Common Stock
       -------------------                --------------------      ------------
SG Cowen Securities Corp.(1) ...........      2,009,881(1)              7.1%
1221 Avenue of the Americas
New York, NY 10020

Wachovia Corp.(1) ......................      1,948,736(1)              6.9%
One Wachovia Center
Charlotte, NC 28288


----------
(1) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 14, 2002.

                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, D-60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended December 31, 2001 and current year to date the Fund did not file on a timely basis the following monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) (the "Monthly Reports"): on behalf of Mr. Goeltz four Monthly Reports covering five transactions and on behalf of Messrs. Cannon and Wadsworth five Monthly Reports covering six and seven transactions, respectively. Each of the covered transactions were part of an automatic investment program in which the Director's committee meeting fee is applied to open market purchases of Fund shares. All filings are now current.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 14, 2003.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2003 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 14, 2003 and February 13, 2003. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2001 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.

                                                       Robert R. Gambee
                                                       Chief Operating Officer
                                                       and Secretary

Dated: May 14, 2002

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       EXHIBIT A

                           THE NEW GERMANY FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.    in its oversight of the Company's accounting and financial reporting
            principles   and  policies  and  related   controls  and  procedures
            maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the outside auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) to review the fees charged by the outside auditors for audit and non-audit services;

            (iii) to  ensure  that the  outside  auditors  prepare  and  deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

            (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the outside auditor's responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o     adjustments arising from the audit;

                  o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o     major  issues   discussed  with   management   prior  to
                        retention of the outside auditor;

                  o difficulties encountered with management in performing the audit; and

                  o the outside auditor's judgments about the quality of the entity's accounting principles;

            (iii) to meet with management and/or the outside auditors:

                  o     to discuss the scope of the annual audit;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  o     to  review  the form of  opinion  the  outside  auditors
                        propose  to  render  to  the  Board  of  Directors   and
                        shareholders;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (iii) to review this  Charter at least  annually and  recommend  any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                     [LOGO]

PROXY                     THE NEW GERMANY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors

      The undersigned stockholder of The New Germany Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director, "FOR" Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1. |_| FOR each of the          |_| WITHHOLD AUTHORITY     |_| FOR all nominees
       nominees for                 as to all listed           except as
       director listed below.       nominees.                  marked to the
                                                               contrary below.

        (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                  John A. Bult
                                 John H. Cannon
                               Robert H. Wadsworth
                                Peter Zuhlsdorff

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2.    To   ratify   the    selection    by   the   Board   of    Directors    of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002

      |_| FOR                         |_| AGAINST                 |_| ABSTAIN

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                            ------------------------------------
                                                           Signature

                                            ------------------------------------
                                                  Signature, if held jointly

                                            Dated:                       , 2002
                                                   ---------------------